DEBT	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about borrowings [abstract]
DEBT
19. DEBT
The following table summarizes the components of the Company's current and long-term debt:

	As of	As of
	December 31, 2020	December 31, 2019
Current debt:
Lease liabilities	296	987
7% Convertible Debentures	49,735	—
Macquarie Credit Facility	—	15,000
	50,031	15,987
Long-term debt:
Lease liabilities	1,185	1,394
7% Convertible Debentures	—	47,002
Macquarie Credit Facility	54,547	42,386
	55,732	90,782
Lease liabilities

Lease liabilities as at December 31, 2020 include equipment lease agreements totaling $0.1 million (2019 - $0.6 million) and a corporate office lease of $1.4 million (2019 - $1.8 million) which has a remaining lease term of five years. Short-term lease payments for the period ended December 31, 2020 were $1.7 million (2019 - $1.4 million).

Macquarie Credit Facility

On October 17, 2019, the Company closed the $60 million senior secured Macquarie Credit Facility. The interest rate is 4.5% plus the applicable USD LIBOR rate. Certain subsidiaries of the Company are guarantors under the Macquarie Credit Facility, namely, Caystar Holdings, Wasford Holdings, Golden Star (Wassa) Limited, and Caystar Finance Co.

On October 9, 2020, the Company entered into a modified and restated credit agreement with Macquarie pursuant to which Macquarie upsized the credit facility to $70 million representing a $20 million increase on the outstanding balance of $50 million. This allowed the Company to re-draw the two $5 million principal repayments that were made in June and September 2020 and provided an additional $10 million of new capacity which will be made available in conjunction with the redemption of the 7% Convertible Debentures maturing in August 2021.

The modification of the Macquarie Credit Facility included a rescheduled amortization profile which defers quarterly repayments of $5 million per quarter to March 2022. The quarterly principal repayments will continue to December 2023 when the remaining balance of the Macquarie Credit Facility will be settled by a $25 million bullet payment. Should the Company elect to draw the additional $10 million at the time it becomes available, the next quarterly principal repayment will be brought forward to September 2021.

The modification of the Macquarie Credit Facility resulted in a gain on modification of $3.0 million and is reflected in Finance expense, net (Note 10).

The Macquarie Credit Facility includes covenant clauses requiring the Company to maintain certain key financial ratios. There were no changes to the covenant clauses as a result of the modification, refer to note 25.

7% Convertible Debentures

The 7% Convertible Debentures were issued on August 3, 2016, in the amount of $65.0 million due August 15, 2021. The Company entered into exchange and purchase agreements with two holders of its 5% Convertible Debentures due June 1, 2017 to exchange $42.0 million principal amount of the outstanding 5% Convertible Debentures for an equal principal amount of 7% Convertible Debentures (the "Exchange"), with such principal amount being included in the issuance of the $65.0 million total aggregate principal amount of the 7% Convertible Debentures. The Company did not receive any cash proceeds from the Exchange. The 7% Convertible Debentures are governed by the terms of an indenture dated August 3, 2016, by and between the Company and The Bank of New York Mellon, as indenture trustee.

The 7% Convertible Debentures are senior unsecured obligations of the Company, bear interest at a rate of 7.0% per annum, payable semi-annually on February 1 and August 1 of each year, beginning on February 1, 2017, and will mature on August 15, 2021, unless earlier repurchased, redeemed or converted. Subject to earlier redemption or purchase, the 7% Convertible Debentures are convertible at any time until the close of business on the third business day immediately preceding August 15, 2021 at the option of the holder, and may be settled, at the Company's election, in cash, common shares of the Company, or a combination of cash and common shares based on an initial conversion rate. The initial conversion rate of the 7% Convertible Debentures, subject to adjustment, is approximately 222 common shares of the Company per $1,000 principal amount of 7% Convertible Debentures being converted, which is equivalent to an initial conversion price of approximately $4.50 per common share. The initial conversion rate is subject to adjustment upon the occurrence of certain events.
Prior to August 15, 2019, the Company could not redeem the 7% Convertible Debentures except in the event of certain changes in applicable tax law. On or after August 15, 2019, the Company may redeem all or part of the outstanding 7% Convertible Debentures at the redemption price, only if the last reported sales price of the Company's common shares for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day prior to the date the Company provides the notice of redemption to holders exceeds 130% of the conversion price in effect on each such trading day. The redemption price is equal to the sum of (i) 100% of the principal amount of the 7% Convertible Debentures to be redeemed, (ii) any accrued and unpaid interest to, but excluding, the redemption date, and (iii) a redemption make-whole payment, payable in cash, common shares of the Company or a combination thereof, at the Company's election, equal to the present value of the remaining scheduled payments of interest that would have been made on the 7% Convertible Debentures to be redeemed had such debentures remained outstanding from the redemption date to August 15, 2021 (excluding interest accrued to, but excluding, the redemption date, which is otherwise paid pursuant to the preceding clause (ii)).
The conversion feature referred to above is an embedded derivative. The Company selected to bifurcate the conversion feature from the host instrument, thereby separating it from the debt component. The debt component is recorded at amortized cost and the embedded derivative is accounted for at fair value. At December 31, 2020, the fair value of the embedded derivative was $2.6 million (December 31, 2019 - $5.6 million). The revaluation gain of $3.0 million is recorded in the consolidated statement of operations (year ended December 31, 2019 - revaluation loss of $1.4 million).
There were no conversions of the 7% Convertible Debentures during the years ended December 31, 2020 and 2019. As at December 31, 2020, $51.5 million principal amount of 7% Convertible Debentures remains outstanding.
The changes in the carrying amount of the 7% Convertible Debentures are as follows:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Beginning balance	47,002	44,612
Accretion of 7% Convertible Debentures discount (Note 10)	2,733	2,390
Balance at the end of the period	49,735	47,002

Schedule of payments on outstanding debt as of December 31, 2020:

	Year ending December 31, 2021	Year ending December 31, 2022	Year ending December 31, 2023	Year ending December 31, 2024	Year ending December 31, 2025	Maturity
Lease liabilities
Principal	297	303	303	323	255	2025
Interest	81	62	43	24	4

7% Convertible Debentures
Principal	51,498	—	—	—	—	2021
Interest	3,605	—	—	—	—

Macquarie Credit Facility
Principal	—	20,000	40,000	—	—	2023
Interest	2,831	2,595	1,936	—	—

Total principal	51,795	20,303	40,303	323	255
Total interest	6,517	2,657	1,979	24	4
	58,312	22,960	42,282	347	259